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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-69021, 333-92237 and 333-92051 on Form S-8 and Registration Statement File No. 333-39208 on Form S-3.


                                        ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 30, 2001